THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ARE NON-TRANSFERABLE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE ___________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

Warrant No. _______

Date: ______________

______ Common Shares	Void after
Par Value	_______________

COMMON SHARE PURCHASE WARRANT

VOICE MOBILITY INTERNATIONAL, INC.

(the “Company”)

This is to certify that, for value received, ______________ (the “Warrant Holder”) of ______________ has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, _______ common shares with a par value of $0.001 per share (the “Shares”) in the capital of the Company. The Shares may be purchased at a price of $0.65 per Share, subject to adjustment as set out in this Warrant Certificate, at any time up to 5:00 p.m. local time in Vancouver, B.C. on ____________-, subject to the Company's right of call as set our below.

The Company has the right on thirty (30) days written notice (the "Call Notice") to require the Warrant Holder to exercise the Warrant so long as the closing price of the common shares of the Company on The Toronto Stock Exchange equals or exceeds $1.30 per common share for at least thirty consecutive trading days prior to the date of the Call Notice and the average daily trading volume is greater than 100,000 shares for such 30 consecutive trading day period. The Warrants evidenced by this Warrant Certificate will terminate on the date that is 120 days (the "Call Period") from the date of the Call Notice in the event that the Warrant Holder does not exercise the Warrant during the Call Period.

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The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the price set forth above (the “Exercise Price”) within the time set forth above by providing the Company with the following documents:

(a)	completing and executing the Subscription Form attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;
(b)	surrendering this Warrant Certificate, together with the complete Subscription Form, to the Company at 100-4190 Lougheed Highway, Burnaby, British Columbia, V5C 6A8; and
(c)

paying the appropriate Exercise Price, in Canadian funds, for the number of the Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a Canadian Chartered Bank) or money order payable to the Company in Vancouver, British Columbia.

Upon surrender and payment, the Company shall issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the subscription form, a certificate or certificates evidencing the number of the Shares subscribed for. If the Warrant Holder subscribes for a number of Shares which is less than the number of Shares permitted by this warrant, the Company shall forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then being subscribed for.

In the event of any subdivision of the common shares of the Company (as such common shares are constituted on the date hereof) into a greater number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as such common shares are constituted on the date hereof) into a lesser number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this warrant is outstanding, the Company shall thereafter deliver at the time of purchase of the Shares hereunder the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before such capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time while this, or any replacement, warrant is outstanding:

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(a)	the Company proposes to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;
(b)	the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;
(c)	the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or
(d)	there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

The Company shall give to the Warrant Holder at least seven days prior written notice (the “Notice”) of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation or winding-up. The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be. Each Notice shall be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in Vancouver, B.C. on ______________ and from and after such time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any common shares issued pursuant to this Warrant will bear the following legends:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE ______________"

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE

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ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS."

Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this warrant certificate to be signed by one of its directors as of the _______________ day of _____________________, 2006.

VOICE MOBILITY INTERNATIONAL, INC.

Per:

Authorized Signatory

CW987942.1

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “U.S. SECURITIES ACT”) AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SUBSCRIPTION FORM

To:	VOICE MOBILITY INTERNATIONAL, INC. (the “Company”)
And to:	the directors thereof.

Pursuant to the Share Purchase Warrant made the ____________ day of __________________, 2006, the undersigned hereby subscribe for and agrees to take up ____________________ common shares with a par value of $0.001 per share (the “Shares”) in the capital of the Company, at a price of $0.65 per Share for the aggregate sum of Cdn.$___________________ (the “Subscription Funds”), and encloses herewith a certified cheque, bank draft or money order payable to the Company in full payment of the Shares.

The undersigned hereby requests that:

(a)	the Shares be allotted to the undersigned;
(b)	the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;
(c)	the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and
(d)	a share certificate representing the Shares be issued in the name of the undersigned.

The undersigned hereby represents, warrants and covenants to the Company that:

(a)

it understands that the Shares have not been and will not be registered under the U.S. Securities Act or any applicable state securities laws and that the delivery of the Shares to it is being made in reliance on a private placement exemption from such registration;

(b)

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments in the Shares and is able to bear the economic risks of such investments;

CW987942.1

(c)	it is an “accredited investor” (an “Accredited Investor”) within the meaning of Rule 501 under the U.S. Securities Act;
(d)

it is acquiring the Shares for its own account or for the account of another Accredited Investor as to which it exercises sole investment discretion, and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws or applicable state securities laws;

(e)	it agrees that if it decides to offer, sell or otherwise transfer the Shares it will not do so unless:
(i)	the sale is to the Company;
(ii)	the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and applicable state securities laws;
(iii)

the sale is made pursuant to an exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws and regulations; or

(iv)	with the prior written consent of the Company, the sale is made pursuant to another applicable exemption from registration under the U.S. Securities Act and any applicable state securities laws.
(f)	it is the original purchaser of the share purchase warrant of the Company issued to the purchaser under the Exchange Agreement dated ______________, between the purchaser and the Company.

Dated this _________ day of _________________, 20_____.

DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on your share certificate and in the register of members.)

Full Name:
Full Address:

Signature of Subscriber:

CW987942.1